GRANT OF SECURITY INTEREST

IN PATENTS AND TRADEMARKS

THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of November 6, 2007, is executed by Naturade, Inc., a Delaware corporation (the "Grantor"), in favor of Laurus Master Fund, Ltd. (the "Secured Party").

A. Pursuant to a Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among the Grantor and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor has granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide financial accommodations to the Grantor.

B. The Grantor has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed hereto as part hereof (the "Trademarks").

C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and all causes of action which may exist by reason of infringement of any of the Trademarks (collectively, the "Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

1. The Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the full and prompt payment, performance and observance of the Obligations.

2. The Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor's expense, in obtaining and enforcing the Trademarks in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks or any other element of the Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

4. The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Uniform Commercial Code and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of affecting or continuing Secured Party's security interest in the Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantor has caused this instrument to be executed as of the day and year first above written.

NATURADE, INC.

By: ______________________
Name: Richard Munro
Title: CEO

STATE OF California)
) ss.:
COUNTY OF Orange)

On this 6th day of November, 2007, before me personally came Richard Leslie Munro who, being by me duly sworn, did state as follows: that [s]he is CEO of Naturade, Inc. that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.

RUTH E. MEJIA
Commission # 1698383
Notary Public - California
Orange County
My Comm. Expires Oct 10, 2010

Ruth E. Mejia
Notary Public

LAURUS MASTER FUND, LTD.

By:________________________________
Name:
Title:

SCHEDULE 1 TO GRANT OF SECURITY INTEREST

REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS

Serial Number	Reg. Number	Word Mark	Check Status	Live/Dead
78492906		FRUITRITIOUS	TARR	LIVE
76549220	2879002	CARB	TARR	LIVE
76549219	2915763	DIET LEAN	TARR	LIVE
76288832	2540437	MAY REDUCE THE RISK OF HEART DISEASE	TARR	LIVE
76282586	2655005	THE DELICIOUS CHOLESTEROL FIGHTER!	TARR	LIVE
76282585	2657168	NATURADE SINCE 1926	TARR	LIVE
76139672	2552154	NATURADE TOTAL SOY	TARR	LIVE
75937194	2742648	RIBO-TEIN	TARR	LIVE
75671731	2439248	LASTING ENERGY	TARR	LIVE
75671206	2649791	CHOLESTEROL SUPPORT	TARR	LIVE
75671204	2598406	CHINEQUALIZE	TARR	LIVE
75636871	2427436	KEEP WELL	TARR	LIVE
75513146	2375911	EDUTRITION	TARR	LIVE
75506257	2350814	THE CHINESE WAY	TARR	LIVE
75506254	2350813	KIDS' PLEX	TARR	LIVE
74504661	1950118	PERFORMANCE	TARR	LIVE
73783047	1575936	ALOE VERA 80	TARR	LIVE
73423058	1291786	POWER SHAKE	TARR	LIVE
73256171	1171942	EXPEC	TARR	LIVE

STATE OF _____________)
) ss.:
COUNTY OF ___________)

On this ____ day of _________, ____, before me personally came ________ ____________________ who, being by me duly sworn, did state as follows: that [s]he is _________________ of Laurus Master Fund, Ltd., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

____
Notary Public